 Exhibit 99.1

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6086

Stephen A. Fowle

Executive Vice President and

Chief Financial Officer

Seacoast Banking Corporation of Florida

(772) 463-8977

SEACOAST BANK COMPLETES ACQUISITION OF BMO HARRIS’ ORLANDO BANKING OPERATIONS

STUART, Florida, (June 6, 2016) – Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF), the holding company for Seacoast National Bank (“Seacoast Bank”), announced today that it has completed the acquisition of the Orlando banking operations of BMO Harris Bank, N.A. (“BMO”), including BMO’s 14 Orlando branches. The acquisition includes all of BMO’s retail branches and the associated consumer and small business deposit accounts as well as BMO’s business banking deposit and loan accounts in the Orlando MSA, and adds approximately $314 million in deposits and approximately $64 million in loans.

“We are delighted to welcome BMO’s more than 8,000 households to Seacoast Bank,” said Dennis S. Hudson, Chairman and CEO of Seacoast.  “Seacoast opened its first branches in the Orlando MSA in 2005. We continued our expansion in 2014 through the acquisition of Winter Park-based BankFirst and the acquisition of Lake Mary-based Floridian Financial Group, Inc. earlier this year. The acquisition of BMO’s offices solidifies our position in the attractive Orlando market, making Seacoast Bank a top-10 Orlando bank and the largest Florida-based bank in that market.”

About Seacoast Banking Corporation of Florida

Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $4.0 billion in assets and $3.2 billion in deposits as of March 31, 2016. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, 53 traditional branches of its locally-branded wholly-owned subsidiary bank, Seacoast Bank, and five commercial banking centers. Offices stretch from Ft. Lauderdale, Boca Raton and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida, and west to Okeechobee and surrounding counties. More information about the Company is available at SeacoastBanking.com.

Safe Harbor Statement

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of Seacoast may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "target," "objective," "plans," "potential," and similar expressions. Forward-looking statements are statements with respect to Seacoast's beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Seacoast's actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the impact of the acquisition, including future financial and operating results, Seacoast's plans, objectives, expectations and intentions and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the risk that the acquired branches will not be integrated successfully; (ii) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (iii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (iv) the diversion of management time on acquisition-related issues.

Additional information concerning Seacoast and its business, including additional factors that could materially affect its financial results, is included in Seacoast's Annual Report on Form 10-K for the year ended December 31, 2015 under "Business" and Item 1A. "Risk Factors," and in Seacoast's other filings with the Securities and Exchange Commission. Except as required by law, Seacoast disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

2